                                                                   EXHIBIT 10.26

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

          SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 22, 2002, among VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), VERTIS, INC. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation ("Vertis"), VERTIS LIMITED (f/k/a Big Flower Limited), a Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VL"), VERTIS DIRECT MARKETING SERVICES (CROYDON) LIMITED (f/k/a Olwen Direct Mail Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDMS"), VERTIS DIGITAL SERVICES LIMITED (f/k/a Big Flower Digital Services Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Pismo"), VERTIS DIRECT RESPONSE LIMITED (f/k/a Colorgraphic Direct Response Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDRL"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Admagic" and, together with Vertis, VL, VDMS, VDSL, Fusion, Pismo and VDRL, the "Borrowers", and each, a "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, J.P. MORGAN SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers (in such capacity, the "Joint Lead Arrangers"), JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and certain Managing Agents party to the Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrowers, the Lenders, the Agents, the Joint Lead Arrangers and the Managing Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   AMENDMENT TO CREDIT AGREEMENT.

          1. Section 4.02(i) of the Credit Agreement is hereby amended by deleting the text "the first (and only the first)" appearing in subclause (y) of the proviso appearing in the last sentence of said Section and inserting word "any" in lieu thereof.

II.  Miscellaneous Provisions.

          1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Seventh Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Seventh Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) each Credit Agreement Party, the Administrative Agent, the Lenders constituting the Required Lenders and the Lenders holding Tranche A Term Loans constituting the Majority Lenders of such Tranche of Term Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

          (ii) to the extent required by the Senior Subordinated Credit Agreement, the Lenders shall have received an amendment to the Senior Subordinated Credit Agreement executed by Vertis, the subsidiaries of Vertis party thereto and the Required Lenders under, and as defined in, the Senior Subordinated Credit Agreement, which amendment shall be in form and substance satisfactory to the Administrative Agent; and

          (iii) Holdings and Vertis shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due.

          6. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                VERTIS HOLDINGS, INC. (f/k/a Big Flower
                                  Holdings, Inc.), as a Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                VERTIS, INC. (f/k/a Big Flower Press Holdings,
                                  Inc.), as a Borrower and a Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                VERTIS LIMITED (f/k/a Big Flower Limited),
                                  as a Borrower


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                FUSION PREMEDIA GROUP LIMITED (f/k/a
                                Troypeak Limited), as a Borrower


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                PISMO LIMITED, as a Borrower


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                VERTIS DIRECT RESPONSE LIMITED (f/k/a
                                  Colorgraphic Direct Response Limited),
                                  as a Borrower


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                VERTIS DIRECT MARKETING SERVICES
                                  (CROYDON) LIMITED


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                VERTIS DIGITAL SERVICES LIMITED


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                JPMORGAN CHASE BANK,
                                  Individually, and as Administrative Agent


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                DEUTSCHE  BANK TRUST  COMPANY
                                AMERICAS (f/k/a Bankers Trust Company),
                                  Individually, and as Syndication Agent


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                BANK OF AMERICA, N.A.
                                  Individually, and as Documentation Agent


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                [OTHER LENDERS]


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                WACHOVIA BANK, NATIONAL ASSOCIATION


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                FLEET NATIONAL BANK


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

Each of undersigned Subsidiaries of Holdings hereby consents to the provisions of this Amendment.


                                ABACUS STUDIOS LIMITED, as a U.K.
                                  Subsidiary Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                ADMAGIC LIMITED, as a U.K. Subsidiary Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                PRODUCTION REPSONSE LIMITED, as a U.K.
                                  Subsidiary Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                VERTIS DIRECT MARKETING SERVICES
                                  (LEICESTER) LIMITED., as a U.K. Subsidiary
                                  Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                VERTIS FULFILLMENT SERVICES, LIMITED.,
                                  as a U.K. Subsidiary Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                VERTIS HARVEY HUNTER, LIMITED, as a
                                  U.K. Subsidiary Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                VERTIS MAILING SERVICES LIMITED, as a
                                  U.K. Subsidiary Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                VERTIS MARKETING SERVICES LIMITED, as
                                  a U.K. Subsidiary Guarantor


                                By
                                  ----------------------------------------------
                                  Name:
                                  Title: